UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

PRESSTEK, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-17541	02-0415170
(Commission File Number)	(I.R.S. Employer Identification Number)

10 Glenville Street, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)
(203) 769-8056
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On June 5, 2009, Presstek, Inc. (the “Company”) announced that its Board of Directors had elected Edward E. Barr to be the Lead Director of the Company’s Board of Directors. On June 5, 2009, the Company issued a press release announcing the election of Mr. Barr as Lead Director. A copy of such press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description
99.1	Press release of Presstek, Inc. dated June 5, 2009 announcing the appointment of Mr. Edward E. Barr to Lead Director.*

* Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
By:	/s/ James R. Van Horn
James R. Van Horn
Vice President, General Counsel and Secretary

Dated: June 12, 2009